American Century Quantitative Equity Funds, Inc. Statement of Additional Information Supplement
Supplement dated November 4, 2016 ■ Statement of Additional Information dated November 1, 2016

The following is added to the Accounts Managed table on page 43 of the statement of additional information and the information is provided as of October 28, 2016.

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Steven Rossi(1)	Number of Accounts	6	3	0
	Assets	$6.4 billion(2)	$317.0 million	N/A

[1]	Information is provided as of October 28, 2016.

[2]	Includes $163.2 million in Core Equity Plus, $3.1 billion in Equity Growth, $543.2 million in NT Core Equity Plus and $1.6 billion in NT Equity Growth.

The following is added to the Ownership of Securities table on pages 46 and 47 of the statement of additional information and the information is provided as of October 28, 2016.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Core Equity Plus
Steven Rossi(1)	A
Equity Growth
Steven Rossi(1)	A
NT Core Equity Plus(2)
Steven Rossi(1)	A
NT Equity Growth(2)
Steven Rossi(1)	A
Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

[1]	Information is provided as of October 28, 2016.

[2]	The portfolio managers cannot invest directly in this fund, which is available for purchase only by funds advised by American Century Investments.

©2016 American Century Proprietary Holdings, Inc. All rights reserved.
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